                                                                    EXHIBIT 10.8


     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (2) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

              Void after 5:00 p.m., Los Angeles, California Time,
                             on December 31, 2005

No. 2                           VIDEO CITY, INC.              December 31, 1998


                       Warrant to Purchase Common Stock
                       --------------------------------

     VIDEO CITY, INC., a Delaware corporation (formerly known as Prism Entertainment Corporation) (the "Company"), hereby certifies that INGRAM ENTERTAINMENT INC., a Tennessee corporation ("Ingram"), together with its successors and assigns, is entitled, subject to the terms set forth below and provided that this Warrant has not become void pursuant to the provisions of
Section 6 below, to purchase from the Company upon surrender of this Warrant, at any time or times, but not after 5:00 p.m., Los Angeles, California time, on December 31, 2005, which date is the expiration date of this Warrant, the number of fully paid and nonassessable shares (the "Shares") of the Common Stock, par value $.01 per share, of the Company (the "Common Stock"), as hereinafter provided.

     As used herein, the term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder, and the term "Common Stock" includes all stock of any class or classes (however designated) of the Company, the holders of which shall have the right (without limitation as to amount) either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference.

     1.   Compliance with the Securities Act of 1933.
          ------------------------------------------

     The holder of this Warrant agrees that the Company will authorize transfers of this Warrant and all Shares purchased upon exercise hereof only when the securities which the holder desires to transfer have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state or other jurisdiction's securities laws, or when the request for transfer is accompanied by an opinion of counsel (which opinion and the counsel rendering such opinion shall be reasonably acceptable to the Company) to the effect that the sale or proposed transfer does not require registration under the Securities Act or any state or other jurisdiction's securities laws, and the holder agrees that the following legend to such effect, if the

Company so desires, may be placed on the certificate or certificates representing any of the Shares purchased upon exercise of this Warrant and a stop transfer order may be placed with respect thereto:

          THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (2) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

     2.   Number of Shares Issuable Upon Exercise of Warrant; Price.
          ---------------------------------------------------------

     This Warrant may be exercised from time to time, in whole or in part, for up to an aggregate of 561,725 shares of Common Stock (i.e., 3% of the outstanding equity interests in the Company as of the date hereof, plus an additional 75,000 shares) at any time prior to the expiration of this Warrant, at an exercise price of two dollars ($2.00) per share; provided, however, that
                                                       --------  -------
in the event the indebtedness evidenced by that certain Demand Secured Promissory Note of even date herewith, in the principal amount of $3,623,903, made and executed by Sulpizio One, Inc., a California corporation, Old Republic Entertainment, Inc,., a California corporation, Video Tyme, Inc., a Nevada corporation, Videoland, Inc., an Oregon corporation (all of the foregoing entities are sometimes individually and collectively referred to herein as the "Subsidiaries"), and the Company, payable to the order of Ingram (the "Note"), together with all interest thereon, is not paid in full on or before June 30, 1999, then this Warrant may instead be exercised from time to time thereafter, in whole or in part, for up to an aggregate of 1,048,451 shares of Common Stock (i.e., 6% of the outstanding equity interests in the Company as of the date hereof, plus an additional 75,000 shares) at any time prior to the expiration of this Warrant, at an exercise price of two dollars ($2.00) per share.

     Upon exercise of this Warrant, the holder hereof shall receive, in addition to the number of shares of Common Stock which it is entitled to receive hereunder, such additional number of shares of capital stock or other securities or property (other than cash) distributed by the Company from time to time after the original issue date of this Warrant with respect to the Common Stock which the holder of this Warrant would have received had the holder exercised the Warrant immediately prior to distribution or issuance of any such shares, securities or property by the Company with respect to the number of shares of Common Stock received upon exercise of this Warrant.

     3.   Adjustment for Reorganization.  Consolidation, Merger, Etc.
          -----------------------------------------------------------

     In case of any capital reorganization or reclassification of the Common Stock of the Company, or in case of any consolidation or merger of the Company with or into any other corporation, or in case of any sale to another corporation of the properties and assets of the Company as or substantially as an entirety, then, and in each such case, the holder of this Warrant shall have the right to receive upon the exercise hereof as provided in Section 9 hereof, at any time after the consummation of such reorganization, reclassification, consolidation, merger or sale, the kind and amount of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of Shares issuable upon exercise of this Warrant if such number of shares had been held by such holder immediately prior to such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holder of this Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter receivable upon the exercise of this Warrant. The above provisions of this
Section 3 shall similarly apply to successive reclassifications and changes of Common Stock and to successive consolidations, mergers, sales or conveyances.

     4.   Notice of Dividends, Subscriptions, Reclassifications, Consolidations,
          ----------------------------------------------------------------------
Merger, Etc.
------------

     In case the Company shall pay any dividend or make any distribution (including a cash dividend) to the holders of its Common Stock, or shall offer for subscription to the holders of its Common Stock or any stock of any class of the Company or any other securities, or in the case of any capital reorganization or reclassification of the capital stock of the Company or a consolidation or merger of the Company with another corporation, or the final dissolution, liquidation or winding up of the Company, or a sale of all or substantially all its assets (whether voluntary or involuntary), then in any one or more of said cases, the Company shall mail (first class, postage prepaid) a notice thereof to the holder of this Warrant at the address of said holder on the records of the Company, at least ten days prior to the date on which the books of the Company shall close (or a record shall be taken) for such dividend, distribution or subscription rights, or such reorganization, reclassification, consolidation, merger, dissolution, liquidation, winding up or sale shall taker place, as the case may be. Such notice shall also specify the date as of which stockholders of record shall be entitled to participate in such dividend, distribution or subscription rights or to exchange their Shares for other securities or property pursuant to such reorganization, reclassification, consolidation or merger, or to receive their respective distributive shares in the event of such dissolution, liquidation, winding up or sale, as the case may be. Such notice shall also set forth a statement of the effect of such action (to the extent then known), if any, on the exercise price and on the kind and amount of shares of capital stock and property receivable upon exercise of this Warrant.

     5.   Covenants of the Company.
          ------------------------

     The Company covenants and agrees that all Shares which may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that it will at all times have authorized and reserved, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company will not, by amendment to its Charter or through any reorganization, reclassification, consolidation, merger, sale of assets, dissolution, issue or sale of securities or other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant.

     6.   Expiration.
          ----------

     This Warrant shall be void after 5:00 p.m., Los Angeles, California time, on December 31, 2005, and no rights herein given to the holder of this Warrant shall exist thereafter.

     7.   Warrant Holder Not Deemed a Stockholder.
          ---------------------------------------

     No holder of this Warrant as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Warrant of the Shares which it is then entitled to receive upon the due exercise of this Warrant.

     8.   No Limitation on Corporate Action.
          ---------------------------------

     No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Charter, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

     9.   Exercise of Warrant.
          -------------------

          (a) Full Exercise.  This Warrant may be exercised in accordance with
              -------------
     Section 2 by the holder of this Warrant by surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at any time on or prior to 5:00 p.m., Los Angeles, California time, on December 31, 2005, at the principal office of the Company's transfer agent (the "Transfer Agent") accompanied by payment either (i) in cash or by certified or official bank check, payable to the order of Company, or (ii) by the whole or partial tender of the Note, valued at the then outstanding principal balance thereof, plus accrued and unpaid interest thereon, or
     (iii) any combination of (i) and (ii) above, in any case in the amount of the sum called for by Section 2. Partial tenders of the Note shall be first applied against outstanding accrued interest. The Company agrees to notify the holder of this Warrant as to the address of the Transfer Agent's principal office.

          (b) Partial Exercise.  This Warrant also may be exercised in part by
              ----------------
     surrendering this Warrant in the manner specified in subsection (a) of this
     Section 9, except that the number of shares of Common Stock or other securities or property receivable upon the exercise of this Warrant as a whole shall be proportionately reduced. On any such partial exercise, the Company, at its expense, will forthwith issue to the holder hereof a new Warrant or Warrants of like tenor calling in the aggregate for the number of shares of Common Stock for which this Warrant shall not have been exercised, issued in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes and subject to the provisions of Section 1 hereof) may direct.

          (c) Delivery of Stock Certificates, Etc.  As soon as practicable after
              ------------------------------------
     any exercise of this Warrant and payment of the sum payable upon such exercise, and in any event within 10 days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable Shares or other securities or property to which such holder shall be entitled upon such exercise. No fractional Shares will be issued hereunder to any holder hereof; if the number of Shares to be issued hereunder includes a fractional amount, such amount shall be automatically rounded up to the next whole number, and the resultant whole number of Shares shall be issued to the holder, otherwise in accordance herewith.

     10.  Exchange and Transfer of Warrants.
          ---------------------------------

     Subject to the provisions of Section 1 hereof, upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the holder named on the face thereof) to the Company or its Transfer Agent's principal office, the Company, at its expense, will issue and deliver new Warrants of like tenor, calling in the aggregate for the same number of shares of Common Stock in the denomination or denominations requested, to or on the order of such holder and in the name of such holder or as such holder (upon payment to such holder of any applicable transfer taxes) may direct. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner for all purposes without being affected by any notice to the contrary.

     11.  Notices.
          -------

     All communications hereunder shall be in writing and, if sent to Ingram, shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to Two Ingram Boulevard, La Vergne, Tennessee 37089,
Attention: Chief Financial Officer, and if sent to the Company, shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing, to the Company at Video City, Inc., 370 Amapola Ave, Suite 208, Torrance CA 90501.

     12.  Registration Rights.
          -------------------

     The shares of Common Stock issuable upon exercise of this Warrant constitute "Restricted Stock", as such term is defined in that certain Registration Rights Agreement dated January 8, 1997, by and between the Company and Ingram, as now or hereafter amended, and the holder of this Warrant is entitled to the registration rights provided by such agreement.

     13.  Consideration.
          -------------

     This Warrant has been issued by the Company in consideration of Ingram's willingness to restructure certain indebtedness of the Company and its subsidiaries to Ingram and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

Dated:    December 31, 1998

                              VIDEO CITY, INC., a Delaware corporation

                              By:  /s/ Robert Y. Lee
                                  ------------------------------------
                              Name:    Robert Y. Lee
                                    ----------------------------------
                              Title:   Chief Executive Officer
                                    ----------------------------------

                                   ASSIGNMENT

     FOR VALUE RECEIVED ____________________________________________ hereby sells, assigns and transfers unto ___________________________________________
the within Warrant and does hereby irrevocably constitute and appoint _____________________________, Attorney, to transfer the said Warrant on the books of the within named corporation with full power of substitution in the premises.

Dated: _________________, _____


                              ___________________________________
                              Signature


                    NOTICE: The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.

                               SUBSCRIPTION FORM

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                    IF IT DESIRES TO EXERCISE THIS WARRANT

                               VIDEO CITY, INC.

The undersigned hereby exercises the right to purchase ____ shares of Common Stock covered by this Warrant according to the conditions thereof and herewith makes payment of the purchase price of such shares of Common Stock in full.



                              --------------------------------------
                              Signature
                              Chief Executive Officer

                              ___________________________________
                              Address



Dated: ________________, _____